VIE	12 Months Ended
Jun. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
VIE

6. VIE

On February 7, 2020, the Company entered into a share sale and purchase agreement (the “Indigo Agreement”) with Indigo Dye Group Corp. (“Indigo”), a corporation located in Sacramento, California. Indigo carries on business as a cannabis seller and delivery business under the name BudCars. The major Cannabis Products include Flower, Edibles, Vape Cartridges, Pre-Rolls, & Concentrates, etc. All the products are finished goods. In addition, Indigo is operating a non-store front retail delivery business (Type-9 License# C9-0000286) in California.

Pursuant to the terms of the Indigo Agreement, the Company agreed to invest $700,000 (the “Investment”) into Indigo for inventory, equipment, and marketing expenses. The Investment shall be made in twelve monthly equal installments of $58,333 with the acceleration of the payment schedule possible depending on business growth, cash flow needs and capital availability.

In exchange, the Company received 40% of Indigo’s issued shares upon execution of the final agreement. The value used for this transaction is $1,750,000 and each percentage (1%) of the company is worth $17,500. In the event that the Company is not able to make a payment of $58,333 in any month, it will have 90 days to cure the default. On the 91st day the investment plan will cease and the amount of invested capital will be calculated based on an enterprise value of $1,750,000 or $17,500 per 1% of owned equity.

In addition, subject to the terms and conditions of the Indigo Agreement, the Company has the option to acquire an additional 30% interest in Indigo. Upon exercise of the option, the Company would obtain control over Indigo.

From late May 2020 until September 30, 2020, the Company was actively involved in development of Indigo’s operations with power to direct the activities and significantly impact Indigo’s economic performance. The Company also has obligations to absorb losses and right to receive benefits from Indigo. As such, in accordance with ASC 810-10-25-38A through 25-38J, Indigo is consolidated as an VIE of the Company.

Starting on October 1, 2020, the Company began to explore new locations via purchasing equity into other Brand/Franchises to cover delivery for the entire state of California. Therefore, the Company is not likely to proceed with the option to acquire the additional 30% interest in Indigo at this time. In addition, the Company is no longer involved in day-to-day operations and the Company will be pursuing cannabis delivery moving forward, independently from Indigo Dye Group. As of June 30, 2021, the Company continues to hold approximately 32% of the ownership of Indigo but ceased to have a controlling interest in the partnership and it was deconsolidated and recorded as an investment in nonconsolidated affiliate at its $564,819 estimated fair value and changed to equity method of accounting. See footnote #7 Non-controlling interest and deconsolidation of VIE for details.